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                                                                   EXHIBIT 10.25


                 ADDENDUM TO ASSIGNMENT AND ASSUMPTION AGREEMENT

     The Assignment and Assumption Agreement of even date herewith, made by, between and among Golf Where, LLC ("Assignor"), Philip Kenny ("Kenny"), Blair Subry ("Subry"), and Beverly Hills, Ltd. Inc., a Utah corporation ("Assignee"), is hereby supplemented by the following provisions, which shall be deemed to be a part of said Agreement (the "Agreement") for all purposes:

     A. Upon the execution of the Agreement, and as additional consideration therefor, Assignee shall cause 250,000 shares of BLTD (restricted) common stock (the "Shares") to be issued or transferred to Assignor or its designee.

     B. Assignee agrees to cause the restrictions with respect to the Shares to be removed at the rate of 62,500 for every three full calendar months while the Agreement remains in effect.

     C. In the event that the Agreement shall be terminated by Assignor pursuant to Paragraph 9 of the Agreement, Assignor will be entitled to retain 50,000 of the Shares, but shall be obligated to return the remaining 200,000 shares to Assignee. For such purpose, and if necessary in order to effect a return of said 200,000 shares to Assignee, Assignor hereby irrevocably appoints Assignee as its attorney in fact, to transfer said shares to Assignee on the books and records of Assignee and its designated transfer agent, with full power of substitution in the premises.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the _____ day of May, 2000.

                                              GOLF WHERE, LLC

                                              By  Philip Kenny
                                              Its   Manager

                                              /s/ Philip Kenny
                                              ----------------------------------
                                              Philip Kenny

                                              /s/ Blair Subry
                                              ----------------------------------
                                              Blair Subry


                                              BEVERLY HILLS, LTD.

                                              By: /s/ Marc Barhonovich
                                                  ------------------------------
                                                  Marc Barhonovich, President


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